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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 20, 2002


                              MED DIVERSIFIED, INC.
             (Exact name of registrant as specified in its charter)



                  NEVADA                                 84-1037630
     (State or other jurisdiction of                  (I.R.S. employer
      incorporation or organization)                identification number)


                         COMMISSION FILE NUMBER: 1-15587


                        200 BRICKSTONE SQUARE, SUITE 403
                                ANDOVER, MA 01810
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (978) 323-2500


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)





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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          NOT APPLICABLE

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          NOT APPLICABLE

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Not Applicable

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          NOT APPLICABLE

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

          Frank P. Magliochetti, Jr., John Andrews, Don Ayers and Gregory Simms have been elected to serve on the Board of Directors by vote of the stockholders of the Registrant at the annual meeting of stockholders of the Registrant held on December 6, 2002. Richard Boudreau, as noted below in Item 6, has resigned from the Board of Directors, and did not sit for re-election. John Andrews, as noted below in Item 6, has since resigned from the Board of Directors.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

          Richard Boudreau has resigned from the Board of Directors of the Registrant by letter dated November 20, 2002. His letter does not describe any disagreements with management of the Registrant or any other members of the Board of Directors and the Registrant does not believe there were any such disagreements. The letter is attached hereto as Exhibit 99.1.

          John Andrews has resigned from the Board of Directors of the Registrant by e-mail transmission dated December 13, 2002. His e-mail does not describe any disagreements with management of the Registrant or any other members of the Board of Directors, and the Registrant does not believe there were any such disagreements. A copy of the e-mail is attached hereto as Exhibit 99.2.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)   FINANCIAL STATEMENTS

                NOT APPLICABLE

          (b)   PRO FORMA FINANCIAL INFORMATION

                NOT APPLICABLE

          (c)   EXHIBITS


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          99.1     Resignation of Richard Boudreau, dated November 20, 2002.

          99.2     Resignation of John Andrews, dated December 13, 2002.

ITEM 8.   CHANGE IN FISCAL YEAR

          NOT APPLICABLE

ITEM 9.   REGULATION FD DISCLOSURE

          NOT APPLICABLE






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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MED DIVERSIFIED, INC.
                                                (Registrant)



Date: December 13, 2002                         By: /s/ FRANK MAGLIOCHETTI
                                                    ----------------------
                                                    Frank Magliochetti,
                                                    Chief Executive Officer

























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EXHIBIT INDEX


99.1     Resignation of Richard Boudreau, dated November 20, 2002.


99.2     Resignation of John Andrews, dated December 13, 2002.
























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